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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of Earliest Event Reported)     AUGUST 14, 2002
                                                 ------------------------------



                            DEVON ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       000-30176              73-1567067
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)        Identification No.)


 20 NORTH BROADWAY, OKLAHOMA CITY, OKLAHOMA                     73102
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  (Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code    (405) 235-3611
                                                   ----------------------------


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ITEM 9.    REGULATION FD DISCLOSURE

         (a) On August 14, 2002, J. Larry Nichols, Chief Executive Officer of Devon Energy Corporation ("Devon" or the "Company"), and William T. Vaughn, Chief Financial Officer of Devon, each filed with the Securities and Exchange Commission a statement under oath regarding facts and circumstances relating to the accuracy of the Company's financial statements and each of their consultations with the Company's audit committee, as required by the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002). Copies of each sworn statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

         (b) Exhibits


             99.1 Statement Under Oath of J. Larry Nichols, Chief Executive Officer of Devon Energy Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

             99.2 Statement Under Oath of William T. Vaughn, Chief Financial Officer of Devon Energy Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DEVON ENERGY CORPORATION





Date: August 14, 2002                  By:   /s/ Janice A. Dobbs
                                             ----------------------------------
                                             Name:   Janice A. Dobbs
                                             Title:  Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------
99.1                   Statement Under Oath of J. Larry Nichols, Chief Executive
                       Officer of Devon Energy Corporation, Regarding Facts and
                       Circumstances Relating to Exchange Act Filings.
99.2                   Statement Under Oath of William T. Vaughn, Chief
                       Financial Officer of Devon Energy Corporation, Regarding
                       Facts and Circumstances Relating to Exchange Act Filings.




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